                              EMPLOYMENT AGREEMENT

                  Agreement made as of this 29th day of January, 1997, by and between American Business Financial Services, Inc., a Delaware corporation (the "Company"), and Anthony J. Santilli, Jr., an individual (the "Executive").

                                   BACKGROUND

                  The Executive is currently employed by the Company in the position of President and Chief Executive Officer. The Company and the Executive desire to provide for the future employment of the Executive as more fully set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Duties. During the Term (as hereinafter defined), the Executive shall be the Chairman and Chief Executive Officer of the Company, shall have such executive duties as are reasonably determined from time to time by the Company's Board of Directors, and shall be entitled to the powers and authority normally incident to the office of President and Chief Executive Officer. The Executive shall devote his full time and attention to the business of the Company and use his best efforts to promote the interests of the Company. The principal place of business of the Executive shall be located within 30 miles of City Hall in the City of Philadelphia.

         2.       Term.

                  (a) This Agreement shall continue for a period beginning on the date hereof and ending on the earliest of the following dates (the "Term"):
(i) the date the Executive dies or becomes permanently disabled (as hereinafter defined); (ii) the date of termination of the Executive's employment with the Company for cause (as hereinafter defined); (iii) the date of the voluntary termination by the Executive of the Executive's employment with the Company by resignation as provided in Section 5 hereof; (iv) the date the Executive reaches 70 years of age; or (v) the later of (A) five years from the date hereof or (B) five years from the latest anniversary of the date hereof, except that if the Company gives written notice to the Executive of its intention to terminate this Agreement without cause five years from the date of such notice, this Agreement shall terminate five years from the date of such notice.

                  (b) For purposes of this Agreement the Executive shall be deemed to be disabled upon his failure, even after reasonable accommodation, to render services of the character which he had previously rendered to the Company because of his physical or mental illness or other incapacity beyond his control for a continuous period of twelve months or for shorter periods aggregating twelve months in any two year period);

                  (c) For purposes of this Agreement, the term "cause" shall mean (i) conviction of the Executive for any felony, fraud or embezzlement or
(ii) the Executive being guilty of willful or malicious misconduct in connection with the performance of his duties for the Company and the Executive continues such misconduct beyond twenty days after receiving written notice from the Company's Board of Directors specifying such misconduct.

         3. Compensation. During the Term, the Executive shall be entitled to a minimum base annual salary of not less than $300,000. The foregoing figure shall be adjusted in January of each calendar year during the Term for any increase in the cost of living (based upon the Consumer Price Index, Philadelphia, PA - New
Jersey: all items, 1982-84=100, as published by the U.S. Department of Labor) from May, 1996 to November of the immediately preceding calendar year. The minimum base annual salary of the Executive, as adjusted for the cost of living, shall be reviewed annually, and may be increased from time to time by the Company's Board of Directors during the Term, and once increased may not thereafter be decreased. The Board of Directors shall establish a cash bonus plan which provides for the following bonuses to be paid for each fiscal year during the Term: (a) if the Executive achieves 80% of the targets approved by the Board of Directors for the fiscal year (the "Targets"), a cash bonus equal to 50% of base annual salary; (b) if the Executive achieves 100% of the Targets, a cash bonus equal to 100% of base annual salary, and if the Executive achieves more than 80% and less than 100% of the Targets, the cash bonus will be proportional to the achievement (e.g., if 90% of the Targets are achieved, the cash bonus would equal 75% of base annual salary); (c) if the Executive achieves more than 100% of the Targets, the cash bonus will be 100% of the base annual salary plus an additional 2.5% for each 1% over 100% of the Targets actually achieved (for example, if the Executive achieves 120% of the Targets, the cash bonus would equal 150% of the base annual salary), provided that in no event can the cash bonus exceed 225% of base annual salary. The Targets established by the Board of Directors may not be increased by more than twenty-five percent (25%) from one fiscal year to the next subsequent fiscal year and may not be increased after a Change of Control (as defined in Section 6 hereof) to which the Executive does not give his written consent as provided in Section 6. The Executive shall also be entitled to such stock options and other incentive payments as are determined from time to time by the Company's Board of Directors.

         4. Other Benefits. During the Term, in addition to the compensation set forth in Section 3 hereof, the Executive shall be entitled, at a minimum, to the following benefits from the Company:

                            (i) a leased car at a rental cost to the Company not exceeding $600 per month (as adjusted for changes in the cost of living as provided in Section 3 hereof) plus insurance, gasoline and maintenance costs (it being understood that the Executive may choose to contribute to any cost exceeding such figure);

                            (ii) family medical, hospital, life and disability insurance which are no less than the amount of these benefits received by the Executive immediately prior to the date hereof; and

                            (iii) reimbursement for all reasonable expenses incurred by the Executive in the performance of his duties under this Agreement.

         If the Executive becomes permanently disabled (as defined in Section 2(b) hereof) during the Term, the Company shall pay to the Executive (even though the Term of this Agreement has otherwise expired) during the period of such disability but not beyond the date the Executive reaches age 65, monthly disability benefits in an amount computed as follows: (i) compute the Executive's base annual salary immediately prior to such disability; (ii) divide the figure set forth in clause (i) by 12; (iii) reduce the result of clause (ii) by the amount of the monthly disability benefits received by the Executive under any disability insurance paid for in whole or in part by the Company.

         5. Voluntary Resignation. The Executive may voluntarily resign at any time during the Term, provided that the Executive may not terminate his employment for three years after the first closing date of an initial public offering of the Company's common stock unless there is a Change of Control (as defined in Section 6 hereof) during such three year period to which the Executive does not give his written consent as provided in Section 6 hereof.

         6.       Change of Control.


                (a) In the event of a Change of Control (as hereafter defined) of the Company during the Term to which the Executive does not give his written consent in his capacity as a director or shareholder of the Company, the Executive shall receive (in addition to the payments and benefits due pursuant to Sections 3 and 4 hereof, respectively), within thirty (30) days after the date of such Change of Control, a cash payment equal 2.99 times the "base amount," as said term is defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of other payments required to be taken into account under Section 280G(b)(2)(ii) of the Code. The outside auditor for the Company shall determine the amount due hereunder and such determination shall be final and conclusive upon all parties. The payment due under this Section 6(a) shall be in addition to any other payment which may otherwise become due pursuant to this Agreement.


                  (b) A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events: (i) a change within a two year period in a majority of the members of the Board of Directors of the Company (other than as a result of voluntary retirement or death); or (ii) a person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") acquires beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitute either
(i) more than fifty percent (50%) of the total votes which were voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than twenty-five percent (25%) of the total votes which may be cast by all of the Company's outstanding voting shares.

         7.       Confidentiality and Non-Competition.

                  (a) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, he will not, during the Term or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any person, or use for the benefit of any person, any knowledge or information with respect to the conduct or details of the Company's business which he, acting reasonably, believes or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

                  (b) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, he will not, during the Term except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any person to engage in any act or action which he, acting reasonably, believes or should believe would be harmful or inimical to the interests of the Company.

                  (c) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, he will not, during the Term except with the express prior written consent of the Company, in any capacity (including, but not limited to, owner, partner, shareholder, consultant, agent, employee, officer, director or otherwise), directly or indirectly, for his own account or for the benefit of any person, engage or participate in or otherwise be connected with any competitor, except that the foregoing shall not prohibit the Executive from owning as a shareholder less than 1% of the outstanding stock of an issuer whose stock is publicly traded.

                  (d) The Company may elect to extend the period of the covenants set forth in Section 7(b) and Section 7(c) for a period ending one year after the last day of the Term, provided the Company has previously complied with the provisions of this Agreement and provided the Company during such one year period continues to pay to the Executive the highest annual compensation (consisting of annual base salary and cash bonus) the Executive previously received for any fiscal year during the Term.

                  (e) The parties agree that any breach by the Executive of any of the covenants or agreements contained in this Section 7 will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining the Executive and/or any other person involved therein from continuing such breach. The existence of any claim or cause of action which the Executive may have against the Company or any other person (other than a claim for the Company's breach of this Agreement for failure to make payments hereunder) shall not constitute a defense or bar to the enforcement of such covenants. In the event of an alleged breach by the Executive of any of the covenants or agreements contained in this Section 7, the Company shall continue any and all of the payments due the Executive under this

Agreement until such time as a Court shall enter a final and unappealable order finding such a breach; provided, that the foregoing shall not preclude a Court from ordering the Executive to repay such payments made to him for the period after the breach is determined to have occurred or from ordering that payments hereunder be permanently terminated in the event of a material and willful breach.

                  (f) If any portion of the covenants or agreements contained in this Section 7, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Section 7 is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

                  (g) For purposes of this Section 7, the term "the Company" shall include the Company, any successor to the Company under Section 8 hereof, and all present and future direct and indirect subsidiaries and affiliates of the Company.

         8. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which will acquire, directly or indirectly, by merger, consolidation, purchase, or otherwise, all or substantially all of the assets of the Company, and shall otherwise inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing in the Agreement shall preclude the Company from consolidating or merger into or with or transferring all or substantially all of its assets to another person. In that event, such other person shall assume this Agreement and all obligations of the Company hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "the Company" as used herein, shall mean such other person and this Agreement shall continue in full force and effect.

         9. Withholding. The Company may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

         10. Gross-Up for Excise Tax. If any payments or benefits to be received by the Executive hereunder (such payments or benefits, excluding the Gross-Up Payment described herein, being hereinafter referred to as the "Total Payments"), will be subject to any excise tax imposed under Section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment"), such that the net amount retained by the Executive after deduction of any Excise Tax on the Total Payments and any Federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income tax at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date on which the Gross-Up Payment is calculated for purposes of this Section 10, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state and local taxes. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

         11. (a) Nonassignability. Neither this Agreement or any right or interest hereunder shall be assignable by the Executive or his legal representatives without the Company's prior written consent.

         (b) Attachment. Except as required by law, the right to receive payments under this Agreement shall not be subject to anticipation, sale, encumbrance, charge, levy, or similar process or assignment by operation of law.

         12. Waivers Not to be Continued. Any waiver by a party of any breach of this Agreement by another party shall not be construed as a continuing waiver or as a consent to any subsequent breach by the other party.

         13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice:

                         A.      If to the Executive, to:

                                 Anthony J. Santilli, Jr.
                                 c/o American Business Financial Services, Inc. BalaPointe Office Centre
                                 111 Presidential Blvd., Suite 215
                                 Bala Cynwyd, PA 19004

                         B.      If to the Company, to:

                                 American Business Financial Services, Inc.
                                 BalaPointe Office Centre
                                 111 Presidential Blvd., Suite 215
                                 Bala Cynwyd, PA 19004

                                 Attn: Board of Directors

            With a copy to:      Frederick D. Lipman, Esquire
                                 Blank Rome Comisky & McCauley
                                 Four Penn Center Plaza
                                 Philadelphia, PA 19103-2599

and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.

         14. Jurisdiction. Company and the Executive consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania in any and all actions arising hereunder and irrevocably consent to service of process as set forth in Section 13 hereof.

         15. Acceleration. If the Company fails to pay the Executive any of the amounts due to him under Sections 3, 4 or 6 hereof, thirty (30) days after having received written notice from the Executive of such failure to pay, the Executive shall have the right to accelerate future payments of all sums due the Executive under Sections 3, 4 and 6 hereof, without discount.

         16. Indemnity; No Mitigation. If the Company fails to pay the Executive any of the amounts due to him under Sections 3 or 6 hereof or fails to provide the Executive with any of the benefits due to him under Section 4 hereof, thirty
(30) days after having received written notice from the Executive of such failure, the Executive shall be entitled to full reimbursement from the Company for all costs and expenses (including reasonable attorneys fees) incurred by the Executive in enforcing his rights under this Agreement, plus interest at the rate of 9% per annum on the improperly withheld amounts or improperly withheld benefits due to the Executive under Sections 3, 4 or 6 hereof. In the event of a material breach of this Agreement by the Company, the Executive shall have no duty to mitigate damages and any income earned by the Executive from other employment after such breach shall not reduce the damages otherwise due to the Executive by reason of such breach.

         17.      General Provisions.

                  (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements between the parties. No amendment, supplement, waiver or termination of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced. Any written amendment, supplement, waiver or termination hereof executed by the Company and the Executive shall be binding upon them and upon all other persons, without the necessity of securing the consent of any other person and no person shall be deemed to be a third party beneficiary under this Agreement.

                  (b) The term "person" as used in this Agreement means a natural person, joint venture, corporation, sole proprietorship, trust, estate, partnership, cooperative, association, non-profit organization or any other legally cognizable entity.

                  (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

                  (d) No failure on the part of any party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

                  (e) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

                  (f) This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts executed and to be performed solely in the Commonwealth of Pennsylvania.

                                    AMERICAN BUSINESS FINANCIAL SERVICES, INC.

(Corporate Seal)                    By: /s/ David M. Levin
                                       --------------------------------------
                                    Attest: /s/ Jeffrey M. Ruben, SVP
                                            ---------------------------------
Witness: /s/ Jeffrey M. Ruben
         --------------------

                                    /s/ Anthony J. Santilli, Jr.      (SEAL)
                                    ----------------------------------
                                    ANTHONY J. SANTILLI, JR.

                              EMPLOYMENT AGREEMENT


                  Agreement made as of this 29th day of January, 1997, by and between American Business Financial Services, Inc., a Delaware corporation (the "Company"), and Beverly Santilli, an individual (the "Executive").

                                   BACKGROUND

                  The Executive is currently employed by the Company in the position of Executive Vice President and Secretary. The Company and the Executive desire to provide for the future employment of the Executive as more fully set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Duties. During the Term (as hereinafter defined), the Executive shall be the Executive Vice President and Secretary of the Company, shall have such executive duties as are reasonably determined from time to time by the Company's Board of Directors, and shall be entitled to the powers and authority normally incident to the office of Executive Vice President and Secretary. The Executive shall devote her full time and attention to the business of the Company and use her best efforts to promote the interests of the Company. The principal place of business of the Executive shall be located within 30 miles of City Hall in the City of Philadelphia.

         2.       Term.

                  (a) This Agreement shall continue for a period beginning on the date hereof and ending on the earliest of the following dates (the "Term"):
(i) the date the Executive dies or becomes permanently disabled (as hereinafter defined); (ii) the date of termination of the Executive's employment with the Company for cause (as hereinafter defined); (iii) the date of the voluntary termination by the Executive of the Executive's employment with the Company by resignation as provided in Section 5 hereof; (iv) the date the Executive reaches 70 years of age; or (v) the later of (A) five years from the date hereof or (B) five years from the latest anniversary of the date hereof, except that if the Company gives written notice to the Executive of its intention to terminate this Agreement without cause five years from the date of such notice, this Agreement shall terminate five years from the date of such notice.

                  (b) For purposes of this Agreement the Executive shall be deemed to be disabled upon her failure, even after reasonable accommodation, to render services of the character which she had previously rendered to the Company because of her physical or mental illness or other incapacity beyond her control for a continuous period of twelve months or for shorter periods aggregating twelve months in any two year period);

                  (c) For purposes of this Agreement, the term "cause" shall mean (i) conviction of the Executive for any felony, fraud or embezzlement or
(ii) the Executive being guilty of willful or malicious misconduct in connection with the performance of her duties for the Company and the Executive continues such misconduct beyond twenty days after receiving written notice from the Company's Board of Directors specifying such misconduct.

         3. Compensation. During the Term, the Executive shall be entitled to a minimum base annual salary of not less than $200,000. The foregoing figure shall be adjusted in January of each calendar year during the Term for any increase in the cost of living (based upon the Consumer Price Index, Philadelphia, PA - New
Jersey: all items, 1982-84=100, as published by the U.S. Department of Labor) from May, 1996 to November of the immediately preceding calendar year. The minimum base annual salary of the Executive, as adjusted for the cost of living, shall be reviewed annually, and may be increased from time to time by the Company's Board of Directors during the Term, and once increased may not thereafter be decreased. The Board of Directors shall establish a cash bonus plan which provides for the following bonuses to be paid for each fiscal year during the Term: (a) if the Executive achieves 80% of the targets approved by the Board of Directors for the fiscal year (the "Targets"), a cash bonus equal to 50% of base annual salary; (b) if the Executive achieves 100% of the Targets, a cash bonus equal to 100% of base annual salary, and if the Executive achieves more than 80% and less than 100% of the Targets, the cash bonus will be proportional to the achievement (e.g., if 90% of the Targets are achieved, the cash bonus would equal 75% of base annual salary); (c) if the Executive achieves more than 100% of the Targets, the cash bonus will be 100% of the base annual salary plus an additional 2.5% for each 1% over 100% of the Targets actually achieved (for example, if the Executive achieves 120% of the Targets, the cash bonus would equal 150% of the base annual salary), provided that in no event can the cash bonus exceed 225% of base annual salary. The Targets established by the Board of Directors may not be increased by more than twenty-five percent (25%) from one fiscal year to the next subsequent fiscal year and may not be increased after a Change of Control (as defined in Section 6 hereof) to which the Executive does not give her written consent as provided in Setion 6. The Executive shall also be entitled to such stock options and other incentive payments as are determined from time to time by the Company's Board of Directors.

         4. Other Benefits. During the Term, in addition to the compensation set forth in Section 3 hereof, the Executive shall be entitled, at a minimum, to the following benefits from the Company:

                           (i) a leased car at a rental cost to the Company not exceeding $600 per month (as adjusted for changes in the cost of living as provided in Section 3 hereof) plus insurance, gasoline and maintenance costs (it being understood that the Executive may choose to contribute to any cost exceeding such figure);

                           (ii) family medical, hospital, life and disability insurance which are no less than the amount of these benefits received by the Executive immediately prior to the date hereof; and

                           (iii) reimbursement for all reasonable expenses incurred by the Executive in the performance of her duties under this Agreement.

         5. Voluntary Resignation. The Executive may voluntarily resign at any time during the Term, provided that the Executive may not terminate her employment for three years after the first closing date of an initial public offering of the Company's common stock unless there is a Change of Control (as defined in Section 6 hereof) during such three year period to which the Executive does not give her written consent as provided in Section 6 hereof.

         6.       Change of Control.


                  (a) In the event of a Change of Control (as hereafter defined) of the Company during the Term to which the Executive does not give her written consent in her capacity as a director or shareholder of the Company, the Executive's stock options shall vest in full and the Executive shall receive (in addition to the payments and benefits due pursuant to Sections 3 and 4 hereof, respectively), within thirty (30) days after the date of such Change of Control, a cash payment equal 2.99 times the "base amount," as said term is defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of other payments required to be taken into account under Section 280G(b)(2)(ii) of the Code. The outside auditor for the Company shall determine the amount due hereunder and such determination shall be final and conclusive upon all parties. The payment due under this
Section 6(a) shall be in addition to any other payment which may otherwise become due pursuant to this Agreement.


                  (b) A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events: (i) a change within a two year period in a majority of the members of the Board of Directors of the Company (other than as a result of voluntary retirement or death); or (ii) a person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") acquires beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitute either
(i) more than fifty percent (50%) of the total votes which were voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than twenty-five percent (25%) of the total votes which may be cast by all of the Company's outstanding voting shares.

         7.       Confidentiality and Non-Competition.

                  (a) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, she will not, during the Term or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any person, or use for the benefit of any person, any knowledge or information with respect to the conduct or details of the Company's business which she, acting reasonably, believes or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

                  (b) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, she will not, during the Term except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any person to engage in any act or action which she, acting reasonably, believes or should believe would be harmful or inimical to the interests of the Company.

                  (c) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, she will not, during the Term except with the express prior written consent of the Company, in any capacity (including, but not limited to, owner, partner, shareholder, consultant, agent, employee, officer, director or otherwise), directly or indirectly, for her own account or for the benefit of any person, engage or participate in or otherwise be connected with any competitor, except that the foregoing shall not prohibit the Executive from owning as a shareholder less than 1% of the outstanding stock of an issuer whose stock is publicly traded.

                  (d) The Company may elect to extend the period of the covenants set forth in Section 7(b) and Section 7(c) for a period ending one year after the last day of the Term, provided the Company has previously complied with the provisions of this Agreement and provided the Company during such one year period continues to pay to the Executive the highest annual compensation (consisting of annual base salary and cash bonus) the Executive previously received for any fiscal year during the Term.

                  (e) The parties agree that any breach by the Executive of any of the covenants or agreements contained in this Section 7 will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining the Executive and/or any other person involved therein from continuing such breach. The existence of any claim or cause of action which the Executive may have against the Company or any other person (other than a claim for the Company's breach of this Agreement for failure to make payments hereunder) shall not constitute a defense or bar to the enforcement of such covenants. In the event of an alleged breach by the Executive of any of the covenants or agreements contained in this Section 7, the Company shall continue any and all of the payments due the Executive under this Agreement until such time as a Court shall enter a final and unappealable order finding such a breach; provided, that the foregoing shall not preclude a Court from ordering the Executive to repay such payments made to her for the period after the breach is determined to have occurred or from ordering that payments hereunder be permanently terminated in the event of a material and willful breach.

                  (f) If any portion of the covenants or agreements contained in this Section 7, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible.

If any covenant or agreement in this Section 7 is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

                  (g) For purposes of this Section 7, the term "the Company" shall include the Company, any successor to the Company under Section 8 hereof, and all present and future direct and indirect subsidiaries and affiliates of the Company.

         8. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which will acquire, directly or indirectly, by merger, consolidation, purchase, or otherwise, all or substantially all of the assets of the Company, and shall otherwise inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing in the Agreement shall preclude the Company from consolidating or merger into or with or transferring all or substantially all of its assets to another person. In that event, such other person shall assume this Agreement and all obligations of the Company hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "the Company" as used herein, shall mean such other person and this Agreement shall continue in full force and effect.

         9. Withholding. The Company may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

         10. Gross-Up for Excise Tax. If any payments or benefits to be received by the Executive hereunder (such payments or benefits, excluding the Gross-Up Payment described herein, being hereinafter referred to as the "Total Payments"), will be subject to any excise tax imposed under Section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment"), such that the net amount retained by the Executive after deduction of any Excise Tax on the Total Payments and any Federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income tax at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date on which the Gross-Up Payment is calculated for purposes of this Section 10, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state and local taxes. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

         11. (a) Nonassignability. Neither this Agreement or any right or interest hereunder shall be assignable by the Executive or her legal representatives without the Company's prior written consent.

             (b) Attachment. Except as required by law, the right to receive payments under this Agreement shall not be subject to anticipation, sale, encumbrance, charge, levy, or similar process or assignment by operation of law.

         12. Waivers Not to be Continued. Any waiver by a party of any breach of this Agreement by another party shall not be construed as a continuing waiver or as a consent to any subsequent breach by the other party.

         13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice:

                           A.    If to the Executive, to:

                                 Beverly Santilli
                                 c/o American Business Financial Services, Inc. BalaPointe Office Centre
                                 111 Presidential Blvd., Suite 215
                                 Bala Cynwyd, PA 19004


                           B.    If to the Company, to:

                                 American Business Financial Services, Inc.
                                 BalaPointe Office Centre
                                 111 Presidential Blvd., Suite 215
                                 Bala Cynwyd, PA 19004

                                 Attn:  Board of Directors

         With a copy to:         Frederick D. Lipman, Esquire
                                 Blank Rome Comisky & McCauley
                                 Four Penn Center Plaza
                                 Philadelphia, PA 19103-2599

and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.

         14. Jurisdiction. Company and the Executive consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania in any and all actions arising hereunder and irrevocably consent to service of process as set forth in Section 13 hereof.

         15. Acceleration. If the Company fails to pay the Executive any of the amounts due to her under Sections 3, 4 or 5 hereof, thirty (30) days after having received written notice from the Executive of such failure to pay, the Executive shall have the right to accelerate future payments of all sums due the Executive under Sections 3, 4 and 6 hereof, without discount.

         16. Indemnity; No Mitigation. If the Company fails to pay the Executive any of the amounts due to her under Sections 3 or 6 hereof or fails to provide the Executive with any of the benefits due to her under Section 4 hereof, thirty
(30) days after having received written notice from the Executive of such failure, the Executive shall be entitled to full reimbursement from the Company for all costs and expenses (including reasonable attorneys fees) incurred by the Executive in enforcing her rights under this Agreement, plus interest at the rate of 9% per annum on the improperly withheld amounts or improperly withheld benefits due to the Executive under Sections 3, 4 or 5 hereof. In the event of a material breach of this Agreement by the Company, the Executive shall have no duty to mitigate damages and any income earned by the Executive from other employment after such breach shall not reduce the damages otherwise due to the Executive by reason of such breach.

         17.      General Provisions.

                  (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements between the parties. No amendment, supplement, waiver or termination of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced. Any written amendment, supplement, waiver or termination hereof executed by the Company and the Executive shall be binding upon them and upon all other persons, without the necessity of securing the consent of any other person and no person shall be deemed to be a third party beneficiary under this Agreement.

                  (b) The term "person" as used in this Agreement means a natural person, joint venture, corporation, sole proprietorship, trust, estate, partnership, cooperative, association, non-profit organization or any other legally cognizable entity.

                  (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

                  (d) No failure on the part of any party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

                  (e) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

                  (f) This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts executed and to be performed solely in the Commonwealth of Pennsylvania.

                                     AMERICAN BUSINESS FINANCIAL SERVICES, INC.

(Corporate Seal)                    By: /s/ David M. Levin
                                       --------------------------------------
                                    Attest: /s/ Jeffrey M. Ruben SVP
                                            ---------------------------------
Witness: /s/ Jeffrey M. Ruben
         --------------------

                                    /s/ Beverly Santilli              (SEAL)
                                    ----------------------------------
                                    BEVERLY J. SANTILLI

                              EMPLOYMENT AGREEMENT


                  Agreement made as of this 29th day of January, 1997, by and between American Business Financial Services, Inc., a Delaware corporation (the "Company"), and Jeffrey M. Ruben, an individual (the "Executive").

                                   BACKGROUND

                  The Executive is currently employed by the Company in the position of Senior Vice President and General Counsel. The Company and the Executive desire to provide for the future employment of the Executive as more fully set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Duties. During the Term (as hereinafter defined), the Executive shall be the Senior Vice President and General Counsel of the Company, shall have such executive duties as are reasonably determined from time to time by the Company's Chief Executive Officer and shall be entitled to the powers and authority normally incident to the office of Senior Vice President and General Counsel. The Executive shall devote his full time and attention to the business of the Company and use his best efforts to promote the interests of the Company.

         2.       Term.


                  (a) This Agreement shall continue for a period beginning on the date hereof and ending on the earliest of the following dates (the "Term"):
(i) the date the Executive dies or becomes permanently disabled (as hereinafter defined); (ii) the date of termination of the Executive's employment with the Company for cause (as hereinafter defined); (iii) the date of the voluntary termination by the Executive of the Executive's employment with the Company by resignation as provided in Section 5 hereof; (iv) the date the Executive reaches 70 years of age; or (v) the later of (A) three years from the date hereof or (B) three years from the latest anniversary of the date hereof, except that if the Company gives written notice to the Executive of its intention to terminate this Agreement without cause three years from the date of such notice, this Agreement shall terminate three years from the date of such notice; provided, however, during the period when Anthony J. Santilli, Jr. is serving as Chief Executive of the Company this Agreement may be terminated without cause upon the payment by the Company to Executive of an amount equal to the Executive's base salary for the year in which such termination occurs.


                  (b) For purposes of this Agreement the Executive shall be deemed to be disabled upon his failure, even after reasonable accommodation, to render services of the character which he had previously rendered to the Company because of his physical or mental illness or other incapacity beyond his control for a continuous period of twelve months or for shorter periods aggregating twelve months in any two year period);

                  (c) For purposes of this Agreement, the term "cause" shall mean (i) conviction of the Executive for any felony, fraud or embezzlement or
(ii) the Executive being guilty of willful or malicious misconduct in connection with the performance of his duties for the Company and the Executive continues such misconduct beyond twenty days after receiving written notice from the Company's Board of Directors specifying such misconduct.

         3. Compensation. During the Term, the Executive shall be entitled to a minimum base annual salary of not less than $125,000. The foregoing figure shall be adjusted in January of each calendar year during the Term for any increase in the cost of living (based upon the Consumer Price Index, Philadelphia, PA - New
Jersey: all items, 1982-84=100, as published by the U.S. Department of Labor) from May, 1996 to November of the immediately preceding calendar year. The minimum base annual salary of the Executive, as adjusted for the cost of living, shall be reviewed annually, and may be increased from time to time by Anthony J. Santilli, Jr. during the Term, and once increased may not after a Change in Control thereafter be decreased. The Board of Directors shall establish a cash bonus plan in which Executive shall participate. The Executive shall also be entitled to such stock options and other incentive payments as are determined from time to time by the Company's Board of Directors.

         4. Other Benefits. During the Term, in addition to the compensation set forth in Section 3 hereof, the Executive shall be entitled, at a minimum, to the following benefits from the Company:

                           (i) medical, hospital, life and disability insurance for Executive which are no less than the amount of these benefits received by the Executive immediately prior to the date hereof; and

                           (ii) reimbursement for all reasonable expenses incurred by the Executive in the performance of his duties under this Agreement.

         5. Voluntary Resignation. The Executive may voluntarily resign at any time during the Term, provided that the Executive may not terminate his employment for three years after the first closing date of an initial public offering of the Company's common stock unless there is a Change of Control (as defined in Section 6 hereof) during such three year period.

         6.       Change of Control.

                  (a) In the event of a Change of Control (as hereafter defined) of the Company during the Term, Executive's stock options shall vest in full. In addition, if Executive's employment is terminated in connection with such Change in Control, the Executive shall receive, within thirty (30) days after the date of such termination, a cash payment equal 2.99 times the "base amount," as said term is defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of other payments required to be taken into account under Section 280G(b)(2)(A)(ii) of the Code. The outside auditor for the Company shall determine the amount due hereunder and such determination shall be final and conclusive upon all parties. The payment due under this Section 6(a) shall be in lieu of any other payment which may otherwise become due pursuant to this Agreement.

                  (b) A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events: (i) a change within a two year period in a majority of the members of the Board of Directors of the Company (other than as a result of voluntary retirement or death) unless
Anthony J. Santilli, Jr. remains Chairman of the Board; or (ii) a person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") acquires beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitute either (i) more than fifty percent (50%) of the total votes which were voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than twenty-five percent (25%) of the total votes which may be cast by all of the Company's outstanding voting shares.

         7.       Confidentiality and Non-Competition.

                  (a) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, he will not, during the Term or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any person, or use for the benefit of any person, any knowledge or information with respect to the conduct or details of the Company's business which he, acting reasonably, believes or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

                  (b) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, he will not, during the Term except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any person to engage in any act or action which he, acting reasonably, believes or should believe would be harmful or inimical to the interests of the Company.

                  (c) The Executive covenants and agrees that, so long as the Company complies with its obligations hereunder, he will not, during the Term except with the express prior written consent of the Company, in any capacity (including, but not limited to, owner, partner, shareholder, consultant, agent, employee, officer, director or otherwise), directly or indirectly, for his own account or for the benefit of any person, engage or participate in or otherwise be connected with any competitor, except that the foregoing shall not prohibit the Executive from owning as a shareholder less than 1% of the outstanding stock of an issuer whose stock is publicly traded.

                  (d) In the event Executive's employment is terminated without cause and he receives a cash payment as herein provided, the period of the covenants set forth in Section 7(b) and 7(c) shall be extended for one year unless the Executive returns a pro rata portion of the termination payment to the Company. With Executive's consent, which Executive may withhold, in the event of any other termination, the Company may elect to extend the period of the covenants set forth in Section 7(b) and Section 7(c) for a period ending one year after the last day of the Term, provided the Company has previously complied with the provisions of this Agreement and provided the Company during such one year period continues to pay to the Executive the highest annual compensation (consisting of annual base salary and cash bonus) the Executive previously received for any fiscal year during the Term.

                  (e) The parties agree that any breach by the Executive of any of the covenants or agreements contained in this Section 7 will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining the Executive and/or any other person involved therein from continuing such breach. The existence of any claim or cause of action which the Executive may have against the Company or any other person (other than a claim for the Company's breach of this Agreement for failure to make payments hereunder) shall not constitute a defense or bar to the enforcement of such covenants. In the event of an alleged breach by the Executive of any of the covenants or agreements contained in this Section 7, the Company shall continue any and all of the payments due the Executive under this Agreement until such time as a Court shall enter a final and unappealable order finding such a breach; provided, that the foregoing shall not preclude a Court from ordering the Executive to repay such payments made to him for the period after the breach is determined to have occurred or from ordering that payments hereunder be permanently terminated in the event of a material and willful breach.

                  (f) If any portion of the covenants or agreements contained in this Section 7, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Section 7 is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

                  (g) For purposes of this Section 7, the term "the Company" shall include the Company, any successor to the Company under Section 8 hereof, and all present and future direct and indirect subsidiaries and affiliates of the Company.

         8. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which will acquire, directly or indirectly, by merger, consolidation, purchase, or otherwise, all or substantially all of the assets of the Company, and shall otherwise inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing in the Agreement shall preclude the Company from consolidating or merger into or with or transferring all or substantially all of its assets to another person. In that event, such other person shall assume this Agreement and all obligations of the Company hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "the Company" as used herein, shall mean such other person and this Agreement shall continue in full force and effect.

         9. Withholding. The Company may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

         10. Gross-Up for Excise Tax. If any payments or benefits to be received by the Executive hereunder (such payments or benefits, excluding the Gross-Up Payment described herein, being hereinafter referred to as the "Total Payments"), will be subject to any excise tax imposed under Section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment"), such that the net amount retained by the Executive after deduction of any Excise Tax on the Total Payments and any Federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income tax at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date on which the Gross-Up Payment is calculated for purposes of this Section 10, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state and local taxes. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

         11. (a) Nonassignability. Neither this Agreement or any right or interest hereunder shall be assignable by the Executive or his legal representatives without the Company's prior written consent.

             (b) Attachment. Except as required by law, the right to receive payments under this Agreement shall not be subject to anticipation, sale, encumbrance, charge, levy, or similar process or assignment by operation of law.

         12. Waivers Not to be Continued. Any waiver by a party of any breach of this Agreement by another party shall not be construed as a continuing waiver or as a consent to any subsequent breach by the other party.

         13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice:

                             A.   If to the Executive, to:

                                  Jeffrey M. Ruben, Esq.
                                  c/o American Business Financial Services, Inc. BalaPointe Office Centre
                                  111 Presidential Blvd., Suite 215
                                  Bala Cynwyd, PA 19004

                             B.   If to the Company, to:

                                  American Business Financial Services, Inc.
                                  BalaPointe Office Centre
                                  111 Presidential Blvd., Suite 215
                                  Bala Cynwyd, PA 19004

                                  Attn: Board of Directors

           With a copy to:        Frederick D. Lipman, Esquire
                                  Blank Rome Comisky & McCauley
                                  Four Penn Center Plaza
                                  Philadelphia, PA 19103-2599
and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.

         14. Jurisdiction. Company and the Executive consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania in any and all actions arising hereunder and irrevocably consent to service of process as set forth in Section 13 hereof.

         15. Acceleration. If the Company fails to pay the Executive any of the amounts due to him under Sections 3, 4 or 6 hereof, thirty (30) days after having received written notice from the Executive of such failure to pay, the Executive shall have the right to accelerate future payments of all sums due the Executive under Sections 3, 4 and 6 hereof, without discount.

         16. Indemnity; No Mitigation. If the Company fails to pay the Executive any of the amounts due to him under Sections 3 or 6 hereof or fails to provide the Executive with any of the benefits due to him under Section 4 hereof, thirty
(30) days after having received written notice from the Executive of such failure, the Executive shall be entitled to full reimbursement from the Company for all costs and expenses (including reasonable attorneys fees) incurred by the Executive in enforcing his rights under this Agreement, plus interest at the rate of 9% per annum on the improperly withheld amounts or improperly withheld benefits due to the Executive under Sections 3, 4 or 6 hereof. In the event of a material breach of this Agreement by the Company, the Executive shall have no duty to mitigate damages and any income earned by the Executive from other employment after such breach shall not reduce the damages otherwise due to the Executive by reason of such breach.

         17.      General Provisions.

                  (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements between the parties. No amendment, supplement, waiver or termination of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced. Any written amendment, supplement, waiver or termination hereof executed by the Company and the Executive shall be binding upon them and upon all other persons, without the necessity of securing the consent of any other person and no person shall be deemed to be a third party beneficiary under this Agreement.

                  (b) The term "person" as used in this Agreement means a natural person, joint venture, corporation, sole proprietorship, trust, estate, partnership, cooperative, association, non-profit organization or any other legally cognizable entity.

                  (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

                  (d) No failure on the part of any party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

                  (e) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

                  (f) This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts executed and to be performed solely in the Commonwealth of Pennsylvania.

                                    AMERICAN BUSINESS FINANCIAL SERVICES, INC.

(Corporate Seal)                    By: /s/ Anthony J. Santilli, Jr.
                                       --------------------------------------
                                    Attest:  /s/ Beverly Santilli
                                            ---------------------------------
Witness:  /s/ Beverly Santilli
         -----------------------

                                     /s/ Jeffrey M. Ruben                (SEAL)
                                    ----------------------------------
                                    JEFFREY M. RUBEN